BENHAM MORTGAGE-BACKED
                                SECURITIES FUNDS


                     Semiannual Report * September 30, 1996



                                  [sketch of a
                                 front doorway]


                   Adjustable Rate Government Securities Fund
                                GNMA Income fund



                         Twentieth Century Mutual Funds
                              and The Benham Group


                                 [front cover]


                                    CONTENTS

   U.S. ECONOMIC REVIEW.................................  1

   MARKET SUMMARY.......................................  2

   BENHAM ADJUSTABLE RATE GOVERNMENT
   SECURITIES FUND (ARM FUND)
   Performance Information..............................  4
   Performance Comparisons..............................  5
   Portfolio Composition & Statistics...................  6
   Management Discussion................................  7
   Financial Highlights..................................20
   Financial Statements and Notes........................22
   Schedule of Investments...............................29

   BENHAM GNMA INCOME FUND
   Performance Information..............................  9
   Performance Comparisons...............................10
   Portfolio Composition & Statistics....................11
   Management Discussion ................................12
   Financial Highlights..................................21
   Financial Statements and Notes........................22
   Schedule of Investments...............................34

   INVESTMENT FUNDAMENTALS
   Mortgage Pass-Throughs................................14
   Portfolio Sensitivity Measurements....................16
   Risk Factors..........................................17
   Other Definitions.....................................18



                              U.S. ECONOMIC REVIEW
                                 JAMES M. BENHAM      [photo of James
                             Chairman, Benham Funds      M. Benham]

The U.S. economy grew at a healthy pace for the first three quarters of 1996, confounding market analysts who predicted a significant slowdown. During 1995, economic weakness prompted the Federal Reserve (the Fed) to make a series of short-term interest rate cuts, culminating in a quarter-of-a-percent cut in January 1996. This expansionary monetary policy helped speed the pace of U.S. economic growth from an anemic 0.3% annual rate in the fourth quarter of 1995 to 2.0% in the first quarter of 1996. Growth expanded further to an impressive 4.7% in the second quarter of the year (see the graph below).

[bar graph - data described below]

Stronger-than-expected corporate earnings fueled increased corporate expansion and job growth. Nearly two million new jobs were created in the first nine months of the year, sending the U.S. unemployment rate to a six-year low. Healthy employment numbers and a strong performance by U.S. stocks led to fears of inflationary pressure and expectations of an interest rate hike by the Fed. As a result, U.S. bonds overall gave a lackluster performance.

But the expected surge in inflation failed to materialize. For the first nine months of the year, inflation, as measured by the consumer price index (CPI), grew at an annualized rate of 3.2%, compared to the 2.5% inflation rate for all of 1995 (the lowest annual rate since 1986). Because of this apparent lack of inflationary pressure, the Fed held interest rates steady through September.

But the economic picture remains uncertain. The economy grew at a 2.2% annual rate in the third quarter, and recent economic data seem to suggest that the economy may be slowing. Market participants are no longer sure that the Fed will raise interest rates this year, and some even contend that the Fed's next move may be toward lower rates. On the other hand, signs of wage inflation have surfaced in recent employment reports. In spite of higher interest rates for most of this year, the housing market has remained robust, and consumer confidence is high, indicating that the U.S. consumer may still have some spending power. Given the present state of economic uncertainty, it is likely that shifting expectations of Fed interest rate policy may have more of an impact on U.S. financial markets in the coming months than any actual move by the Fed.

[graph data]

GDP (Annualized)
vs. Inflation (Consumer Price Index)
July 1994 - September 1996
                  GDP               CPI
Jan-94                              2.52%
Feb-94                              2.51
Mar-94            2.50%             2.51
Apr-94                              2.36
May-94                              2.29
Jun-94            4.90              2.56
Jul-94                              2.70
Aug-94                              2.90
Sep-94            3.50              3.03
Oct-94                              2.68
Nov-94                              2.60
Dec-94            3.00              2.60
Jan-95                              2.87
Feb-95                              2.79
Mar-95            0.40              2.86
Apr-95                              2.98
May-95                              3.12
Jun-95            0.70              3.04
Jul-95                              2.83
Aug-95                              2.62
Sep-95            3.80              2.54
Oct-95                              2.74
Nov-95                              2.67
Dec-95            0.30              2.67
Jan-96                              2.72
Feb-96                              2.72
Mar-96            2.00              2.84
Apr-96                              2.90
May-96                              2.96
Jun-96            4.70              2.75
Jul-96                              2.95
Aug-96                              2.88
Sep-96            2.20              3.00
Source: Bloomberg Financial Markets

                                       1

                                 MARKET SUMMARY
                             MORTGAGE PASS-THROUGHS
             by the Benham Mortgage-Backed Securities Portfolio Team

NOTE: We suggest that you review the Investment Fundamentals and U.S. Economic Review sections before you read this section. Terms marked with an asterisk (*) are defined in the Investment Fundamentals section (pages 14-18).

Interest rate shifts continued to have an impact on the performance of mortgage pass-throughs* during the six-month period ended September 30, 1996. Interest rates did not move in a continuous direction over the period; instead, they fluctuated in waves, primarily moving when the national employment reports were released (see page 1). Despite these short-term gyrations, interest rates were relatively well behaved overall. As a result, the period was a fairly good one for mortgage-backed securities investors.

In the relatively stable interest rate environment, the higher yields of ARMs* and GNMAs* enabled them to outperform comparable Treasury securities. The Lehman Brothers ARM Index had a total return of 3.03% for the six-month period, outpacing the 2.72% total return of the Salomon Brothers One- to Three-Year Treasury Index. The Salomon Brothers 30-Year GNMA Index posted a 2.74% total return, compared to a 2.16% return for the Salomon Brothers Three- to Seven-Year Treasury Index.

After mortgage rates rose back above 8% in February and March, the prepayment wave that hampered the returns of mortgage-backed securities early in the year dwindled rapidly (see the graph on page 3). By May, prepayment fears had diminished, and mortgage refinancing activity had returned to more historically normal levels. While prepayment activity was fairly light over the period, homeowners appear to be more fully apprised than ever about their refinancing options. An example of this was the surge in new ARMs that were issued this year. Over 30% of new mortgages issued so far in 1996 have been ARMs, a significant increase from 1995 levels. As interest rates shifted early in the period, the difference between ARM rates and 30-year fixed mortgage rates increased to around 200 basis points.* We believe that this prompted many homeowners to choose adjustable rate mortgages over more

                                       2

                                MARKET SUMMARY
                             MORTGAGE PASS-THROUGHS
                       (Continued form the previous page)

traditional  fixed-rate  mortgages.   While  the  increase  in  adjustable  rate
mortgages should have no effect on refinancing activity in the near-term, it may play a role three to five years from now.

Interest rates began to fall toward the end of October, leaving the outlook for mortgage-backed securities uncertain. For now, moderating economic growth has caused optimism that the Federal Reserve will leave short-term interest rates unchanged.

[line graph data]

Mortgage Refinancing Trends
9/92-9/96
              FHLMC 30-Yr. Fixed Mortgage Lending Rate  MBA Refinancing Index
9/4/92        7.94%                                     1003.5
9/11/92       7.84                                      1148.4
9/18/92       7.89                                      1091.9
9/25/92       8.02                                      1062.8
10/2/92       7.93                                      972.3
10/9/92       8.01                                      945.9
10/16/92      8.06                                      802.2
10/23/92      8.23                                      787.1
10/30/92      8.21                                      793
11/6/92       8.29                                      642.3
11/13/92      8.32                                      449.2
11/20/92      8.32                                      404.3
11/27/92      8.29                                      340.2
12/4/92       8.34                                      356.2
12/11/92      8.23                                      338.5
12/18/92      8.19                                      281.8
12/25/92      8.13                                      397.5
1/1/93        8.14                                      788
1/8/93        8.07                                      378.9
1/15/93       8.04                                      422.9
1/22/93       8                                         470.2
1/29/93       7.86                                      566.6
2/5/93        7.8                                       583
2/12/93       7.75                                      830.4
2/19/93       7.65                                      1060.1
2/26/93       7.53                                      1215.2
3/5/93        7.44                                      1348
3/12/93       7.47                                      1604.2
3/19/93       7.57                                      1385.4
3/26/93       7.5                                       1291
4/2/93        7.53                                      1164.2
4/9/93        7.57                                      1270.3
4/16/93       7.45                                      1161
4/23/93       7.38                                      1134.5
4/30/93       7.43                                      1107.5
5/7/93        7.42                                      973.4
5/14/93       7.42                                      994
5/21/93       7.52                                      895.7
5/28/93       7.5                                       775.7
6/4/93        7.47                                      791.9
6/11/93       7.48                                      782
6/18/93       7.38                                      835.3
6/25/93       7.34                                      776.6
7/2/93        7.23                                      922.8
7/9/93        7.19                                      1147.9
7/16/93       7.16                                      1141
7/23/93       7.2                                       1370.5
7/30/93       7.25                                      1200.5
8/6/93        7.21                                      1151.8
8/13/93       7.17                                      1142.6
8/20/93       7.1                                       1174.2
8/27/93       6.97                                      1369.2
9/3/93        6.93                                      1574.4
9/10/93       6.82                                      1837.9
9/17/93       6.96                                      1795.8
9/24/93       6.95                                      1657.1
10/1/93       6.89                                      1641.6
10/8/93       6.87                                      1489.1
10/15/93      6.81                                      1545.3
10/22/93      6.74                                      1408.8
10/29/93      6.86                                      1344.2
11/5/93       7.11                                      1246
11/12/93      7.12                                      1174
11/19/93      7.08                                      1058.5
11/26/93      7.31                                      807.5
12/3/93       7.25                                      745
12/10/93      7.14                                      719.9
12/17/93      7.17                                      570.3
12/24/93      7.17                                      518.9
12/31/93      7.2                                       744
1/7/94        7.23                                      675.8
1/14/94       6.99                                      738.2
1/21/94       7.05                                      638.2
1/28/94       6.97                                      746.7
2/4/94        6.97                                      1138.5
2/11/94       7.21                                      928.1
2/18/94       7.11                                      734.5
2/25/94       7.32                                      834.1
3/4/94        7.51                                      655.5
3/11/94       7.63                                      544.1
3/18/94       7.76                                      446.7
3/25/94       7.8                                       481.2
4/1/94        8.04                                      429.8
4/8/94        8.47                                      263.6
4/15/94       8.26                                      234.2
4/22/94       8.49                                      257.6
4/29/94       8.32                                      207.8
5/6/94        8.53                                      177.7
5/13/94       8.77                                      176.4
5/20/94       8.56                                      175.5
5/27/94       8.53                                      153.9
6/3/94        8.55                                      134.4
6/10/94       8.52                                      139.8
6/17/94       8.33                                      153.3
6/24/94       8.46                                      133.6
7/1/94        8.57                                      137.2
7/8/94        8.68                                      112.5
7/15/94       8.72                                      112.6
7/22/94       8.52                                      116.8
7/29/94       8.57                                      120
8/5/94        8.38                                      135
8/12/94       8.57                                      130.9
8/19/94       8.54                                      134.4
8/26/94       8.56                                      114.7
9/2/94        8.48                                      118.5
9/9/94        8.51                                      110.5
9/16/94       8.66                                      108.3
9/23/94       8.73                                      105.9
9/30/94       8.82                                      113.2
10/7/94       8.89                                      118.6
10/14/94      8.93                                      105.6
10/21/94      8.85                                      117.4
10/28/94      9.03                                      104.5
11/4/94       9.05                                      109.5
11/11/94      9.19                                      106.3
11/18/94      9.19                                      124.4
11/25/94      9.25                                      69.9
12/2/94       9.23                                      81.2
12/9/94       9.15                                      77.9
12/16/94      9.25                                      72.5
12/23/94      9.18                                      59
12/30/94      9.18                                      80.3
1/6/95        9.22                                      81
1/13/95       9.19                                      74.4
1/20/95       9.05                                      83.3
1/27/95       9.13                                      82.4
2/3/95        8.94                                      111.6
2/10/95       8.8                                       93.6
2/17/95       8.84                                      88.8
2/24/95       8.73                                      103.1
3/3/95        8.53                                      95.6
3/10/95       8.62                                      94.4
3/17/95       8.38                                      106
3/24/95       8.4                                       109.8
3/31/95       8.38                                      113
4/7/95        8.41                                      105
4/14/95       8.37                                      131.4
4/21/95       8.24                                      120.5
4/28/95       8.26                                      120.9
5/5/95        8.27                                      132.2
5/12/95       7.87                                      239.1
5/19/95       7.83                                      243.4
5/26/95       7.85                                      239.9
6/2/95        7.71                                      331.1
6/9/95        7.51                                      481.6
6/16/95       7.55                                      418.9
6/23/95       7.53                                      381.3
6/30/95       7.53                                      404.3
7/7/95        7.63                                      305.9
7/14/95       7.41                                      524.3
7/21/95       7.6                                       504
7/28/95       7.79                                      390.6
8/4/95        7.82                                      346.3
8/11/95       7.8                                       328.7
8/18/95       7.94                                      283
8/25/95       7.88                                      295.9
9/1/95        7.76                                      387
9/8/95        7.63                                      444.2
9/15/95       7.6                                       445.4
9/22/95       7.57                                      468.9
9/29/95       7.62                                      392.8
10/6/95       7.57                                      458.2
10/13/95      7.5                                       482.7
10/20/95      7.38                                      549
10/27/95      7.45                                      547.5
11/3/95       7.44                                      553
11/10/95      7.37                                      697.4
11/17/95      7.35                                      604.9
11/24/95      7.35                                      571.6
12/1/95       7.33                                      522.3
12/8/95       7.18                                      667
12/15/95      7.15                                      642.5
12/22/95      7.23                                      758.6
12/29/95      7.11                                      711.7
1/5/96        7.02                                      748.2
1/12/96       7.08                                      816.1
1/19/96       7.02                                      886.6
1/26/96       7                                         1102.4
2/2/96        7.02                                      1028.4
2/9/96        7.02                                      1071.4
2/16/96       6.94                                      1192.4
2/23/96       7.32                                      1129
3/1/96        7.41                                      1029.5
3/8/96        7.38                                      712.4
3/15/96       7.83                                      564.7
3/22/96       7.81                                      462.9
3/29/96       7.69                                      586.6
4/5/96        7.78                                      456.6
4/12/96       8.05                                      336.9
4/19/96       7.95                                      317.6
4/26/96       7.92                                      311.1
5/3/96        7.99                                      348.2
5/10/96       8.24                                      241
5/17/96       8.08                                      225.2
5/24/96       8.01                                      243.9
5/31/96       8.03                                      302.6
6/7/96        8.3                                       226.1
6/14/96       8.39                                      192.5
6/21/96       8.3                                       220
6/28/96       8.29                                      221.7
7/5/96        8.14                                      215.2
7/12/96       8.42                                      186.1
7/19/96       8.23                                      224.3
7/26/96       8.19                                      222.3
8/2/96        8.23                                      237.5
8/9/96        7.88                                      287.8
8/16/96       7.88                                      279.9
8/23/96       7.93                                      262.9
8/30/96       8.09                                      283.6
9/6/96        8.34                                      226.8
9/13/96       8.28                                      250.8
9/20/96       8.14                                      263.3
9/27/96       8.16                                      271.4

Sources: Mortgage Bankers' Association, DRI/McGraw-Hill

                                       3

                                    ARM FUND
                             PERFORMANCE INFORMATION
                      For Periods Ended September 30, 1996


     Net Asset        30-Day             Average Annual Total Returns
--------------------------------------------------------------------------------
    Value Range         SEC                                          Life of
 (4/1/96-9/30/96)      Yield      1 Year      3 Years    5 Years      Fund
--------------------------------------------------------------------------------


    $9.46-$9.51        5.58%       5.74%       3.98%      4.60%       4.76%

The Fund commenced operations on September 3, 1991.

PLEASE NOTE: Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                             PERFORMANCE DEFINITIONS
Net Asset Value (NAV) Range indicates the Fund's share price movements over the stated period and can be used to gauge the stability of the Fund's share price.

Yields are a way of showing the rate of income the Fund earns on its investments as a percentage of its share price. The 30-Day SEC Yield represents net investment income earned by the Fund over a 30-day period, expressed as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. Average Annual Total Returns illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 20.

                        SIX-MONTH TOTAL RETURN BREAKDOWN
                     For the Period Ended September 30, 1996

                                % From Realized
         % From               and Unrealized Gains           Six-Month
         Income         +        on Investments      =     Total Return

          2.75%         +            0.25%           =         3.00%

                                       4

                                    ARM FUND
                           SEC PERFORMANCE COMPARISON
      Comparative Performance of $10,000 Invested on 9/3/91 in the Fund and
                in the Merrill Lynch One-Year Treasury Bill Index

[line graph data]

                  Index             Fund
Aug-91           $10000            $10000
Sep-91            10074             10113
Oct-91            10151             10194
Nov-91            10228             10265
Dec-91            10321             10382
Jan-92            10349             10433
Feb-92            10376             10457
Mar-92            10402             10455
Apr-92            10463             10521
May-92            10505             10595
Jun-92            10560             10672
Jul-92            10638             10726
Aug-92            10687             10790
Sep-92            10755             10830
Oct-92            10743             10833
Nov-92            10752             10868
Dec-92            10811             10925
Jan-93            10867             10950
Feb-93            10905             10986
Mar-93            10936             10991
Apr-93            10975             11045
May-93            10965             11082
Jun-93            11018             11161
Jul-93            11045             11202
Aug-93            11095             11235
Sep-93            11127             11262
Oct-93            11146             11267
Nov-93            11167             11290
Dec-93            11207             11319
Jan-94            11252             11375
Feb-94            11239             11385
Mar-94            11241             11350
Apr-94            11231             11264
May-94            11245             11192
Jun-94            11282             11244
Jul-94            11351             11271
Aug-94            11390             11283
Sep-94            11407             11258
Oct-94            11451             11283
Nov-94            11446             11167
Dec-94            11485             11185
Jan-95            11599             11343
Feb-95            11701             11460
Mar-95            11769             11550
Apr-95            11837             11650
May-95            11942             11748
Jun-95            12011             11804
Jul-95            12070             11811
Aug-95            12128             11903
Sep-95            12178             11971
Oct-95            12251             12031
Nov-95            12324             12103
Dec-95            12393             12171
Jan-96            12472             12247
Feb-96            12486             12279
Mar-96            12521             12291
Apr-96            12564             12337
May-96            12610             12393
Jun-96            12676             12472
Jul-96            12725             12532
Aug-96            12784             12587
Sep-96            12872             12660

Past performance does not guarantee future results.

This graph compares the Fund's performance with a broad-based market index, the Merrill Lynch One-Year Treasury Bill Index, over the life of the Fund. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are different. Investors cannot invest directly in the index.


PLEASE NOTE: The line representing the Fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.

                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 9/30/96 for the funds in Lipper's "Adjustable Rate Mortgage Funds" category.
                                 1 Year        3 Years        5 Years

The Fund:                        5.74%         3.98%          4.60%
Category Average:                4.31%         1.84%          4.15%
The Fund`s Ranking:              23 out of 53  28 out of 43   8 out of 19

Total returns are based on historical performance and do not guarantee future results.

                                       5

                                    ARM FUND
                     PORTFOLIO COMPOSITION BY SECURITY TYPE
                                  [pie charts]
                    9/30/96                       3/31/96
                    ARMs: 80%                     ARMs: 60%
                    CMOs: 13%                     CMOs: 36%
                    Repos: 5%                     Repos: 2%
                    Fixed-Rates: 2%               Fixed-Rates: 2%

For definitions of these security types, see pages 14-15 and 18.

                       PORTFOLIO COMPOSITION BY DURATION+
[bar charts]
                  9/30/96           3/31/96
"0-1 Yrs."        58%               59%
"1-2 Yrs."        22                28
"2-3 Yrs."        18                12
"3-5 Yrs."        2                 1

Duration is defined on page 16.
+ Less than 1% of the Fund's securities had durations above the range displayed.

                        RESET SCHEDULE OF THE FUND'S ARMS

   Interest Rate                                            % of ARMs
   Index                      Reset Frequency          9/30/96      3/31/96
   One-Year T-Bills           Every 12 months            88%          68%
   COFI                       Every month                 6%          21%
   Six-Month LIBOR            Every 6 months              1%           5%
   Other                      Various                     5%           6%

For definitions of these interest rate reset indexes, see page 14.

                            KEY PORTFOLIO STATISTICS
                                    9/30/96             3/31/96
         Market Value:              $259,292,403        $317,990,500
         Number of Issues:          104                 90
         Average Coupon:            7.0%                6.7%
         Average Maturity:          21.6 years          22.3 years
         Average Life:              4.9 years           4.7 years
         Average Duration:          1.0 year            1.0 year

For definitions of these terms, see page 18.

                                       6

                                    ARM FUND
                              MANAGEMENT DISCUSSION
                      with Newlin Rankin, Portfolio Manager

NOTE: The terms marked with an asterisk (*) are defined in the Investment Fundamentals section (pages 14-18).

Q:       How did the Fund perform?

A: The Fund continued to perform well in comparison with its peers. For the year ended September 30, 1996, the Fund's total return was 5.74%, compared to the 4.31% average total return for its peers in Lipper's "Adjustable Rate Mortgage Funds" category (see the Lipper Performance Comparison on page 5). While the Fund's total return was 143 basis points* higher than the category average return, the poor performance of a few ARM funds continued to depress the category's results. Perhaps a better indication of the Funds performance was its ranking of 23 out of 53 funds based on total return. The Fund also managed a strong performance over the six months ended September 30, 1996, posting a 3.00% return.

Q:       Why did the Fund perform well against its peers?

A: The Fund's relatively conservative positioning compared with many of the funds in its Lipper category was the primary reason. Our main goal is to provide investors with a high degree of price stability. This strategy is intended to help the Fund generate returns primarily from yield rather than from price appreciation.

Q:       How did you position the Fund to accomplish this goal?

A: We concentrated on ARMs* with relatively high coupon rates, which helped keep the Fund's duration* short in comparison with its peer group throughout the period. Many of these high-yielding securities also have fairly high lifetime caps (for further information concerning lifetime caps, see the explanation of Adjustable-Rate Mortgage Pass-Throughs on page 14), which makes them less susceptible to price volatility when interest rates increase. This positioning helped significantly during the rising interest rate environment in the first half of 1996.

                                       7

                                    ARM FUND
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

Q: According to the composition-by-security-type chart on page 6, the amount of ARMs held in the Fund increased dramatically, while the amount of CMOs* decreased. Why the change?

A: During the first quarter of 1996, short-term CMOs worked very well for the Fund by insulating it from price volatility. However, the price difference between securities that reset monthly (like the Fund's CMOs) as opposed to yearly increased significantly in May. This situation caused ARMs that reset yearly to become more attractively valued than CMOs. Therefore, we decreased our CMO holdings from 36% to 13% during the six-month period.

         We replaced the Fund's CMOs with ARMs, increasing our holdings from 60% on March 31 to 80% by September 30. By purchasing ARMs with yearly resets, we were able to pick up extra yield for the Fund while adding very little share-price volatility. As an added precaution against unwanted volatility, we also purchased premium* "seasoned" ARMs--securities backed by mortgages that are five to six years old and are therefore less likely to be refinanced than more recently issued ARMs. As a result, premium seasoned ARMs typically have less price motion either up or down when interest rates fluctuate.

Q: Is this why you increased the amount of ARMs that are reset on the one-year T-bill while decreasing the amount of ARMs that reset based on COFI* (see the ARM reset schedule on page 6)?

A: Yes. As the probability that the Federal Reserve might raise short-term interest rates increased (see page 1), we decreased the amount of COFI ARMs by 15%. We sold these securities because ARMs that reset based on COFI have limited liquidity and perform poorly in a rising interest rate environment. We replaced these COFI securities with ARMs that reset against the one-year T-bill, increasing these holdings by 20%.

Q:       What are your plans for the Fund over the next six months?

A: We will likely maintain the Fund's defensive posture going forward unless the outlook for mortgage-backed securities and interest rates in general changes dramatically. Moderating economic growth caused interest rates to trend lower during October, but our focus on share-price stability means that we commonly retain a rather bearish outlook on the economic environment to reduce capital losses. In doing so, we are often able to avoid unpleasant surprises when the outlook for bonds suddenly shifts directions. However, if the bond market continues to rally, we may extend the Fund's duration slightly.

                                       8

                                GNMA INCOME FUND
                             PERFORMANCE INFORMATION
                      For Periods Ended September 30, 1996


     Net Asset        30-Day             Average Annual Total Returns
    Value Range         SEC
--------------------------------------------------------------------------------
 (4/1/96-9/30/96)      Yield      1 Year      3 Years    5 Years    10 Years
--------------------------------------------------------------------------------


   $10.20-$10.48       7.04%       5.06%       5.47%      6.91%       8.32%


The Fund commenced operations on September 23, 1985.

PLEASE NOTE: Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                             PERFORMANCE DEFINITIONS
Net Asset Value (NAV) Range indicates the Fund's share price movements over the stated period and can be used to gauge the stability of the Fund's share price.

Yields are a way of showing the rate of income the Fund earns on its investments as a percentage of its share price. The 30-Day SEC Yield represents net investment income earned by the Fund over a 30-day period, expressed as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. Average Annual Total Returns illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 21.

                        SIX-MONTH TOTAL RETURN BREAKDOWN
                     For the Period Ended September 30, 1996

                                % From Realized
         % From              and Unrealized Losses           Six-Month
         Income         +        on Investments      =     Total Return

          3.48%         +           (1.03)%          =         2.45%

                                       9

                                GNMA INCOME FUND
                           SEC PERFORMANCE COMPARISON

     Comparative Performance of $10,000 Invested on 9/30/86 in the Fund and
                in the Salomon Brothers, Inc. 30-Year GNMA Index

[line graph data]

                  Index             Fund
Sep-86           $10000            $10000
Oct-86            10128             10113
Nov-86            10316             10279
Dec-86            10369             10317
Jan-87            10501             10443
Feb-87            10607             10556
Mar-87            10607             10508
Apr-87            10281             10125
May-87            10244             10088
Jun-87            10425             10257
Jul-87            10447             10278
Aug-87            10387             10227
Sep-87            10119             9950
Oct-87            10456             10331
Nov-87            10610             10461
Dec-87            10734             10601
Jan-88            11177             10994
Feb-88            11311             11133
Mar-88            11207             11058
Apr-88            11123             11035
May-88            11114             10985
Jun-88            11406             11235
Jul-88            11361             11224
Aug-88            11372             11213
Sep-88            11655             11469
Oct-88            11930             11684
Nov-88            11755             11561
Dec-88            11690             11504
Jan-89            11905             11665
Feb-89            11812             11611
Mar-89            11817             11618
Apr-89            12029             11850
May-89            12440             12170
Jun-89            12798             12510
Jul-89            13085             12718
Aug-89            12895             12588
Sep-89            12975             12642
Oct-89            13279             12894
Nov-89            13433             13027
Dec-89            13517             13102
Jan-90            13396             12997
Feb-90            13445             13054
Mar-90            13503             13097
Apr-90            13348             12972
May-90            13783             13351
Jun-90            14013             13555
Jul-90            14258             13768
Aug-90            14113             13637
Sep-90            14232             13733
Oct-90            14390             13899
Nov-90            14746             14200
Dec-90            14994             14432
Jan-91            15206             14636
Feb-91            15297             14738
Mar-91            15416             14821
Apr-91            15576             14974
May-91            15699             15094
Jun-91            15734             15105
Jul-91            16002             15366
Aug-91            16293             15647
Sep-91            16597             15923
Oct-91            16848             16169
Nov-91            16958             16274
Dec-91            17385             16679
Jan-92            17192             16466
Feb-92            17347             16636
Mar-92            17286             16576
Apr-92            17435             16728
May-92            17741             17001
Jun-92            17984             17229
Jul-92            18123             17385
Aug-92            18373             17622
Sep-92            18520             17782
Oct-92            18390             17625
Nov-92            18493             17735
Dec-92            18704             17958
Jan-93            18968             18207
Feb-93            19131             18379
Mar-93            19255             18445
Apr-93            19352             18515
May-93            19462             18604
Jun-93            19661             18800
Jul-93            19741             18894
Aug-93            19775             18976
Sep-93            19787             18953
Oct-93            19828             19043
Nov-93            19800             18970
Dec-93            19951             19142
Jan-94            20116             19289
Feb-94            20026             19184
Mar-94            19517             18684
Apr-94            19402             18562
May-94            19470             18624
Jun-94            19427             18603
Jul-94            19790             18924
Aug-94            19808             18967
Sep-94            19571             18743
Oct-94            19547             18687
Nov-94            19483             18633
Dec-94            19699             18823
Jan-95            20118             19209
Feb-95            20656             19652
Mar-95            20740             19717
Apr-95            21026             19968
May-95            21680             20548
Jun-95            21821             20693
Jul-95            21880             20758
Aug-95            22075             20961
Sep-95            22287             21162
Oct-95            22476             21349
Nov-95            22742             21571
Dec-95            23030             21808
Jan-96            23205             21944
Feb-96            23045             21777
Mar-96            22993             21704
Apr-96            22888             21624
May-96            22850             21538
Jun-96            23136             21803
Jul-96            23229             21894
Aug-96            23240             21890
Sep-96            23620             22236

              Past performance does not guarantee future results.

This graph compares the Fund's performance with a broad-based market index, the Salomon Brothers, Inc. 30-Year GNMA Index, over the past 10 years. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and securities that the Fund and the index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the index.

PLEASE NOTE: The line representing the Fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.

                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 9/30/96 for the funds in Lipper's "GNMA Funds" category.
                          1 Year       3 Years     5 Years      10 Years
The Fund:                 5.06%        5.47%       6.91%        8.32%
Category Average:         4.45%        4.77%       6.47%        7.69%
The Fund`s Ranking:       13 out of 52 7 out of 35 6 out of 29  3 out of 19

Total returns are based on historical performance and do not guarantee future results.
                                       10

                                GNMA INCOME FUND
                     PORTFOLIO COMPOSITION BY SECURITY TYPE
                                  [pie charts]
                    9/30/96                       3/31/96
                    GNMAs: 91%                    GNMAs: 94%
                    Repos: 4%                     Repos: 4%
                    Treasurys: 5%                 Treasurys: 2%

For definitions of these security types, see pages 14-15 and 18.

                      PORTFOLIO COMPOSITION BY GNMA COUPON
[bar graph data]
                           9/30/96          3/31/96
Less than 7%               7%               7%
"7%-8%"                    37               43
"8%-9%"                    33               31
"9%-10%"                   20               16
More than 10%              3                3

                            KEY PORTFOLIO STATISTICS
                                    9/30/96             3/31/96

         Market Value:              $1,124,075,837      $1,207,133,613
         Number of Issues:          3,383               3,157
         Average Coupon:            8.0%                7.8%
         Average Maturity:          24.7 years          25.0 years
         Average Life:              7.5 years           7.3 years
         Average Duration:          4.3 years           4.3 years

For definitions of these terms, see page 18.

                                       11

                                GNMA INCOME FUND
                              MANAGEMENT DISCUSSION
                with Casey Colton and Dave Schroeder, Co-Managers

NOTE: The terms marked with an asterisk (*) are defined in the Investment Fundamentals section (pages 14-18).

Q:       How did the Fund perform?

A: The Fund managed a strong performance in comparison with its peers. For the year ended September 30, 1996, the Fund's total return was 5.06%, compared to the 4.45% average total return for its peers in Lipper's "GNMA Funds" category. Based on this total return, the Fund placed in the top 25% of its category. For the six months ended September 30, 1996, the Fund posted a 2.45% return.

         The Fund's longer-term performance has been even stronger compared to its peers. For example, the Fund's average annual total return for the three-year period, in which the Fund finished in the top 20% of its category. (See the Lipper Performance Comparison on page 10 for comparisons of the Fund's one-, three-, five- and 10-year returns to the returns of the Fund's peer group average.)

Q:       Why did the Fund perform well relative to its peers?

A: The Fund's relatively conservative positioning compared with many of the funds in its Lipper category was the primary reason. Our main goal is to provide investors with a fund that offers relative price stability and competitive yields. This strategy is intended to help generate relatively predictable returns without interest rate bets or unpleasant surprises.

Q: The Fund's duration* remained fairly close to its benchmark (the Salomon Brothers 30-Year GNMA Index) throughout the period. Is this typical?

A: Yes. Our goal is to stay within a tight range around the duration of the Fund's benchmark. As a result, the Fund's duration never varied more than 5% from the duration of its benchmark throughout the period. This was a slightly shorter position than most of the Fund's peers, many of which started the period slightly long but gradually moved to a duration position more closely aligned with the index by the end of September. Our disciplined approach helped the Fund provide an index-like return, representing the mainstream performance of mortgage-backed securities.

                                       12

                                GNMA INCOME FUND
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

Q: Did you make any adjustments to the Fund's Treasury holdings over the last six months?

A: Yes. At the start of the six-month period, most of the Treasury securities we held in the Fund's portfolio were STRIPS.* These securities perform well when the yield curve* is moving from steep to flat, while mortgage-backed securities perform best when the yield curve is moving from flat to steep. Including some STRIPS in the Fund's portfolio allowed us to enhance the Fund's total return as the shape of the yield curve changed in anticipation of possible Fed policy changes.

         Once interest rates stabilized, we sold the STRIPS in favor of three- and 10-year Treasury notes. We purchased these securities to help maintain the Fund's duration when interest rates began moving lower in early September. In a declining interest rate environment, Treasury notes hold their durations, while mortgage-backed securities shorten, providing smaller incremental returns for each drop in interest rates.

Q:       What are your plans for the Fund over the next six months?

A: Although interest rates have trended lower recently because of the low inflation outlook, there is still some uncertainty concerning the strength of the economy and the longer-term direction of interest rates. As a result, we will likely maintain the Fund's neutral position going forward unless the outlook for mortgage-backed securities changes dramatically. If the bond market continues to rally, we may add to the Fund's holdings of Treasury notes to offset the erosion of duration that mortgage-backed securities typically experience when interest rates decline. In addition, we will continue to manage the Fund with the intent of providing competitive long-term returns.

                                       13

                             INVESTMENT FUNDAMENTALS
                             MORTGAGE PASS-THROUGHS

Most mortgage-backed securities (which represent ownership interests in pools of mortgage loans) are structured as pass-throughs. Pass-throughs are created when a group of mortgages is pooled to back a security. The monthly payments of principal and interest on the mortgages in the pool are collected by the bank that securitized the mortgages and "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agencies that guarantee interest and principal payments whether or not borrowers make their scheduled mortgage payments), the cash flow is less certain than in other fixed-income investments. If a homeowner sells the house or refinances and pays off the mortgage early, this prepayment is distributed to investors on a pro rata basis, reducing future interest payments.

The vast majority of mortgage pass-throughs are issued or guaranteed by U.S. government-sponsored enterprises (GSEs), including the Federal National Mortgage Association (FNMA or Fannie Mae), the Federal Home Loan Mortgage Corp. (FHLMC or Freddie Mac) and the Government National Mortgage Association (GNMA or Ginnie
Mae). GSEs are financing entities created by Congress for two purposes: (1) to allow banks to sell and securitize their loans without concerns about liquidity, and (2) to ensure that certain groups of borrowers, such as homeowners, have sufficient funds to borrow at affordable rates.

Adjustable-Rate Mortgage (ARM) Pass-Throughs

An ARM is a pass-through backed by a pool of adjustable-rate mortgages. Unlike traditional bonds or fixed-rate pass-throughs (such as GNMAs), ARMs have interest rates that reset periodically based on an underlying interest rate index (such as a bank interest rate). If market interest rates rise, then ARM interest rates also eventually rise, limiting the price fluctuation of ARMs.

However, there is always a lag between market interest rate changes and ARM rate resets. ARMs reset monthly, quarterly, semiannually or annually based on a money market or bank interest rate index, such as:

CMT (Constant Maturity Treasury) Index--based on the average yield of a range of Treasury securities with various fixed maturities.

COFI (Cost of Funds Index)--reflects the cost of funds for savings banks (typically published by the 11th District Federal Home Loan Bank).

LIBOR (London Interbank Offered Rate)--the interest rate at which the most creditworthy international banks make large loans to one another.

In addition to the lag factor, ARM rate resets may also be restrained by caps (interest rate maximums) and floors (interest rate minimums) that limit the extent of ARM rate changes. ARMs can have periodic caps and floors and lifetime caps and floors. A periodic cap or floor limits how much an ARM's interest rate

                                       14

                             INVESTMENT FUNDAMENTALS
                             MORTGAGE PASS-THROUGHS
                       (Continued from the previous page)

can reset in a relatively short time, such as six months or a year. For example, some ARMs have periodic caps of 1% per year, which means that their interest rates can't reset by more than 1% per year, no matter how high market interest rates rise. By contrast, a lifetime cap limits how high an ARM's interest rate can rise in its entire lifetime. When an ARM reaches its cap because of rapidly rising interest rates (known as "capping out"), it mimics a fixed-rate security, and its price becomes less stable.

GNMA Pass-Throughs

A GNMA is a pass-through issued by the Government National Mortgage Association, a U.S. government agency. Unlike an ARM, a GNMA is backed by a pool of fixed-rate mortgages. A GNMA is also backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal. This means GNMA investors will receive their share of interest and principal payments whether or not borrowers make their scheduled mortgage payments. GNMAs typically have higher yields than U.S. Treasury securities.

Collateralized Mortgage Obligations (CMOs)

A collateralized mortgage obligation (CMO) is a generic mortgage derivative. Mortgage derivatives are usually securities created (derived) from a pool of mortgages or mortgage pass-throughs. Whereas a pass-through is an ownership interest in a complete mortgage pool, a derivative is typically an interest in just one part of a pool.

Typically, each CMO is a set of two or more classes of securities with different yields, maturities and cash flow patterns. The purpose of a CMO is to take the cash flow from a mortgage pool and reallocate it in ways that appeal to different types of investors. For example, an interest-only (IO) security is a CMO that provides an ownership interest in just the interest payments from a mortgage pool. The ability to restructure cash flows makes it possible to create CMOs that are less risky than traditional securities as well as CMOs that are more risky than traditional securities. CMO risk also depends on the issuer. While CMO collateral is typically issued by GNMA, FNMA or FHLMC, the CMO itself may be issued by a private party, such as a brokerage firm, that is not covered by government guarantees.

The GNMA Fund is permitted to buy CMOs collateralized by GNMA pass-throughs, but it does not own any currently and has no plans to do so. The ARM Fund owns CMO floaters, which are technically derivatives but behave very much like traditional securities. Like an ARM, the interest rate on a CMO floater typically resets monthly to a specific interest rate index.

                                       15

                             INVESTMENT FUNDAMENTALS
                       PORTFOLIO SENSITIVITY MEASUREMENTS

Duration

Duration measures the price sensitivity of a bond or bond fund to changes in interest rates. Specifically, duration represents the approximate percentage change in the price of a bond or bond fund if interest rates move up or down by 100 basis points (defined on page 18). For example, as of September 30, 1996, the ARM Fund's duration was one year, while the GNMA Fund's duration was 4.3 years. If interest rates were to fall by 100 basis points (e.g., from 7% to 6%), the ARM Fund's share price would be expected to increase by 1.0%, while the GNMA Fund's share price would increase by 4.3%. Conversely, if interest rates were to rise by 100 basis points (e.g., from 7% to 8%), the ARM Fund's share price would be expected to decline by 1.0%, while the GNMA Fund's share price would decline by 4.3%.

As this example illustrates, the longer the duration, the more bond or bond fund prices will move in response to interest rate changes. Therefore, portfolio managers generally lengthen durations when interest rates fall (to maximize the effects of bond price increases) and shorten durations when interest rates rise (to minimize the effects of bond price declines), taking into account the investment objectives of the portfolio.

Average Maturity and Average Life

For most bond funds, average maturity is another measurement of the interest rate sensitivity of a bond portfolio. Average maturity measures the average amount of time that will pass until the securities in the portfolio mature. The longer a portfolio's average maturity, the more interest rate exposure and interest rate sensitivity it has. For example, a portfolio with a ten-year average maturity has much more potential exposure to interest rate changes than a portfolio with a one-year average maturity.

Whereas most bonds return the entire principal at maturity, ARMs and GNMAs provide gradual payments of principal throughout their lives. As a result, comparing the average maturity of ARM and GNMA funds to other bond funds is like comparing apples to oranges. A more accurate measure for ARM and GNMA funds is the average life of a fund's portfolio. The average life includes only principal payments and weights each payment equally. An ARM or GNMA fund with an average life of ten years has approximately the same interest rate sensitivity as a bond fund with an average maturity of ten years.

                                       16

                             INVESTMENT FUNDAMENTALS
                                  RISK FACTORS

ARM and GNMA funds are essentially high-yielding short- and intermediate-term bond funds. They should not be placed in the same category as money market funds or long-term bond funds. ARM and GNMA funds typically pay higher yields than money market funds because they do not attempt to maintain a constant share price. They also typically pay higher yields than Treasury funds with comparable maturities because mortgage pass-throughs tend to underperform when interest rates rise or fall sharply. Over time, the higher yields on ARM and GNMA funds tend to compensate investors for the following mortgage-related risks:

Prepayments--when interest rates fall, mortgage rates also fall, which encourages homeowners to refinance (or "prepay") their mortgages to reduce their monthly payments. Although prepayments are good for homeowners, they're bad for ARM and GNMA investors, who purchase a pass-through expecting it to exist for a certain number of years. Prepayments shorten the lives of mortgage portfolios and force ARM and GNMA investors to reinvest in lower-yielding mortgage pools. Therefore, when prepayment levels climb, mortgage analysts increase the prepayment assumptions used to price pass-throughs. As a result, pass-through durations shorten, while Treasuries benefit from longer durations when interest rates fall.

Duration Extension--when interest rates rise sharply, higher interest rates reduce prepayments, which is good, but the lower level of prepayments causes ARM and GNMA durations to extend, which is bad when rates are rising. Pass-through portfolios become more susceptible to price declines at a time when greater price stability would be desirable. By contrast, Treasury durations generally shorten when interest rates experience a large increase.

Yield Curve

The yield curve is a graphic representation of the relationship between risk and return for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis. Most "normal" yield curves start in the lower left corner of the graph and rise to the upper right corner, indicating that yields rise as maturities lengthen. This upward sloping yield curve illustrates a normal risk/return relationship--more return (yield) for more risk (a longer maturity). Conversely, a "flat" yield curve provides little or no extra return for taking on more risk.

                                       17

                             INVESTMENT FUNDAMENTALS
                                OTHER DEFINITIONS

Other Security Types

Fixed-Rates--mortgage pass-throughs backed by fixed-rate mortgages.

Repos--repurchase agreements backed by securities with government guarantees. These are very short-term securities used as cash equivalents.

Treasury Notes--intermediate-term Treasury securities.

Treasury STRIPS--zero-coupon bonds issued by the U.S. Treasury. Unlike ordinary Treasury securities, which pay interest periodically, zero-coupon bonds pay no interest. Instead, these securities are issued at a deep discount and then redeemed for their full face value at maturity.

Portfolio Statistics

Market Value--the market value of a fund's investments on a given date.

Number of Issues--the number of different securities issuances held by a fund on a given date.

Average Coupon--a weighted average of all interest coupons held in a fund's portfolio.

Average Maturity--a weighted average of all bond maturities in a fund's portfolio (see also page 16).

Average Life--a weighted average of the "life" of each bond in a fund's portfolio (see also page 16).

Average Duration--a weighted average of all bond durations in a fund's portfolio (see also page 16).

Investment Terms

Basis Points--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

Coupon--the stated interest rate of a security.

Premium and Discount Bonds

If a bond's interest coupon is higher than prevailing rates, the bond is considered to be a premium bond. If the coupon is lower than prevailing rates, the bond is considered to be a discount bond. Premium pass-throughs tend to have more price stability than discount pass-throughs--premium pass-throughs depreciate less when interest rates rise, but they appreciate less when interest rates fall. Discount pass-throughs behave more like long-term Treasury securities.

                                       18

                      [This page intentionally left blank]

                                       19

                                          BENHAM ADJUSTABLE RATE GOVERNMENT SECURITIES FUND
                                                        FINANCIAL HIGHLIGHTS
                                For a Share Outstanding Throughout the Six Months Ended September 30
                                           and the Years Ended March 31 (except as noted)

                                                                 Sept. 30,
                                                                   1996       March 31,   March 31,  March 31,  March 31,  March 31,
                                                                (Unaudited)     1996        1995       1994       1993       1992+
                                                                   -----        -----       -----      -----      -----      -----

PER-SHARE DATA
--------------
Net Asset Value at Beginning of  Period ........................    $9.47       9.42       9.75       9.97      10.04       10.00
  Income From Investment Operations
  Net Investment Income ........................................      .26        .54        .49        .54        .57         .40
  Net Realized and Unrealized Gains
   (Losses) on Investments .....................................      .02        .05       (.33)      (.22)      (.07)        .04
                                                                     -----      -----      -----      -----      -----      -----
    Total Income From Investment Operations ....................      .28        .59        .16        .32        .50         .44
                                                                     -----      -----      -----      -----      -----      -----
  Less Distributions
  Dividends from Net Investment  Income ........................     (.26)      (.54)      (.49)      (.54)      (.57)       (.40)
  Distributions from Net Realized Capital Gains ................        0          0          0          0          0           0
                                                                     -----      -----      -----      -----      -----      -----
    Total Distributions ........................................     (.26)      (.54)      (.49)      (.54)      (.57)       (.40)
                                                                     -----      -----      -----      -----      -----      -----
Net Asset Value at End of Period ...............................    $9.49       9.47       9.42       9.75       9.97       10.04
                                                                     =====      =====      =====      =====      =====      =====
TOTAL RETURN* ..................................................     3.00%      6.42%      1.75%      3.27%      5.13%       4.55%
-------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period (in  thousands) .................... $261,334    298,538    397,391    936,539  1,495,164     886,012
Ratio of Expenses to Average  Daily Net Assets++ ...............      .60%**     .60%       .57%       .51%       .45%          0%
Ratio of Net  Investment  Income to Average Daily Net Assets++ .     5.44%**    5.70%      4.98%      5.47%      5.66%       7.02%**
Portfolio  Turnover Rate .......................................    62.03%    221.35%     60.29%     91.87%     82.71%      81.84%

------------------------
+ From September 3, 1991 (commencement of operations), through March 31, 1992.
++ The ratios beginning with the year ended March 31, 1996, include expenses paid through expense offset arrangements.
* Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
** Annualized.

See the accompanying notes to financial statements.

                                                                 20

                                                       BENHAM GNMA INCOME FUND
                                                        FINANCIAL HIGHLIGHTS
                  For a Share Outstanding the Throughout Six Months Ended September 30 and the Years Ended March 31

                                Sept. 30,
                                  1996    March 31, March 31,  March 31, March 31, March 31, March 31, March 31, March 31, March 31,
                               (Unaudited)  1996      1995       1994      1993      1992      1991       1990      1989      1988
                                 ------     ----      ----       ----      ----      ----      ----       ----      ----      ----
PER-SHARE DATA
--------------
Net Asset Value at Beginning
   of Period .................. $10.45     10.18     10.35     10.88     10.52      10.21      9.85      9.56      9.96     10.42
  Income From Investment Operations
  Net Investment Income .......    .36       .74       .72       .66       .79        .86       .88       .90       .89       .89
  Net Realized and Unrealized Gains
   (Losses) on Investments ....   (.11)      .27      (.18)     (.52)      .36        .31       .36       .29      (.40)     (.40)
                                  -----    -----      -----     -----     -----     -----     -----      -----     -----    -----
   Total Income From Investment
     Operations ...............    .25      1.01       .54       .14      1.15       1.17      1.24      1.19       .49       .49
                                  -----    -----      -----     -----     -----     -----     -----      -----     -----    -----
  Less Distributions
  Dividends from Net Investment
   Income .....................   (.36)     (.74)     (.71)     (.66)     (.79)      (.86)     (.88)     (.90)     (.89)     (.95)
  Distributions from Net Realized
   Capital Gains ..............      0         0         0      (.01)        0          0         0         0         0         0
                                  -----    -----      -----     -----     -----     -----     -----      -----     -----    -----
   Total Distributions ........   (.36)     (.74)     (.71)     (.67)     (.79)      (.86)     (.88)     (.90)     (.89)     (.95)
                                  -----    -----      -----     -----     -----     -----     -----      -----     -----    -----
Net Asset Value at End
  of Period ................... $10.34     10.45     10.18     10.35     10.88      10.52     10.21      9.85      9.56      9.96
                                  =====    =====      =====     =====     =====     =====     =====      =====     =====    =====
TOTAL RETURN* .................   2.45%    10.08%     5.53%     1.30%    11.28%     11.85%    13.16%    12.73%     5.07%     5.23%
SUPPLEMENTAL DATA AND RATIOS
Net Assets at End of Period
  (in thousands) .......... $1,118,270 1,120,019   979,670 1,129,185 1,159,754    723,819   408,808   289,544   253,113   259,144
Ratio of Expenses to Average Daily
  Net Assets+ .................    .56%**    .58%      .58%      .54%      .56%       .62%      .72%      .75%      .75%      .73%
Ratio of Net Investment  Income to
  Average  Daily Net Assets+ ..   6.90%**   6.98%     7.08%     6.12%     7.31%      8.18%     8.85%     9.04%     9.11%     8.94%
Portfolio  Turnover Rate ......  45.79%    63.54%   119.56%    48.61%    70.57%     97.33%   206.60%   432.93%   496.52%   497.16%

------------------------
* Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
+ The ratios beginning with the year ended March 31, 1996, include expenses paid through expense offset arrangements.
** Annualized.

See the accompanying notes to financial statements.

                                                                 21

                                                STATEMENTS OF ASSETS AND LIABILITIES
                                                         September 30, 1996
                                                             (Unaudited)

                                                                                              Benham Adjustable
                                                                                               Rate Government      Benham GNMA
                                                                                                Securities Fund     Income Fund
                                                                                                  ----------         ----------
ASSETS
  Investment securities at value (cost $259,472,149 and $1,129,431,463, respectively) ........  $259,292,403      1,124,075,837
  Cash .......................................................................................       401,408          3,316,041
  Interest receivable ........................................................................     1,309,359          7,583,410
  Receivable for securities sold .............................................................     1,842,332                  0
  Receivable for fund shares sold ............................................................           100             33,913
  Prepaid expenses and other assets ..........................................................        52,914            128,013
                                                                                                 -----------       ------------
    Total assets .............................................................................   262,898,516      1,135,137,214
                                                                                                 -----------       ------------
LIABILITIES
  Payable for securities purchased                                                                         0         11,400,238
  Payable for fund shares redeemed ...........................................................     1,281,723          4,038,550
  Dividends payable ..........................................................................       132,736            698,563
  Payable to affiliates (Note 2) .............................................................       142,650            597,766
  Accrued expenses and other liabilities .....................................................         7,602            131,872
                                                                                                 -----------       ------------
    Total liabilities ........................................................................     1,564,711         16,866,989
                                                                                                 -----------       ------------
NET ASSETS ...................................................................................  $261,333,805      1,118,270,225
                                                                                                 ===========       ============
Net assets consist of:
  Capital paid in ............................................................................  $330,836,487      1,151,255,414
  Undistributed accumulated net realized loss on investments .................................   (69,331,213)       (27,655,047)
  Undistributed net investment income ........................................................         8,277             25,484
  Net unrealized depreciation on investments .................................................      (179,746)        (5,355,626)
                                                                                                 -----------       ------------
Net assets ...................................................................................  $261,333,805      1,118,270,225
                                                                                                 ===========       ============
Shares of beneficial interest outstanding (unlimited number of shares authorized) ............    27,527,436        108,106,970
                                                                                                 ===========       ============
Net asset value, offering price and redemption price per share ...............................         $9.49              10.34
                                                                                                 ===========       ============
------------------------
See the accompanying notes to financial statements.

                                                                 22

                                                      STATEMENTS OF OPERATIONS
                                          For the Six Months Ended Ended September 30, 1996
                                                             (Unaudited)


                                                                                              Benham Adjustable
                                                                                               Rate Government      Benham GNMA
                                                                                                Securities Fund     Income Fund
                                                                                                  ----------         ----------
Investment Income
Interest income ..............................................................................    $8,367,847         41,156,984
                                                                                                   ---------        -----------
Expenses (Note 2)
  Investment advisory fees ...................................................................       384,643          1,538,387
  Administrative fees ........................................................................       132,973            529,602
  Transfer agency fees .......................................................................       172,904            584,058
  Printing and postage .......................................................................        44,384            105,511
  Custodian fees .............................................................................        44,179            213,799
  Auditing and legal fees ....................................................................         9,741             30,679
  Registration and filing fees ...............................................................        12,724              9,048
  Directors' fees and expenses ...............................................................         4,899              9,184
  Other operating expenses ...................................................................        23,579             62,336
                                                                                                   ---------        -----------
    Total expenses ...........................................................................       830,026          3,082,604
Amount recouped (waived) (Note 2) ............................................................        (2,438)             2,438
Custodian earnings credits (Note 5) ..........................................................       (21,836)           (56,283)
                                                                                                   ---------        -----------
  Net expenses ...............................................................................       805,752          3,028,759
                                                                                                   ---------        -----------
    Net investment income ....................................................................     7,562,095         38,128,225
                                                                                                   ---------        -----------
Realized and Unrealized Gain (Loss) on Investments (Note 4)
Net realized loss on investments .............................................................      (105,394)        (3,946,624)
Change in net unrealized appreciation (depreciation) on investments ..........................       732,533         (6,955,903)
                                                                                                   ---------        -----------
  Net realized and unrealized gain (loss) on investments .....................................       627,139        (10,902,527)
                                                                                                   ---------        -----------
  Net increase in assets resulting from operations ...........................................    $8,189,234         27,225,698
                                                                                                   =========        ===========
------------------------
See the accompanying notes to financial statements.

                                                                 23

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                       For the Six Months Ended September 30, 1996 (Unaudited), and Year Ended March 31, 1996


                                                                                 Benham Adjustable
                                                                                  Rate Government                  Benham
                                                                                  Securities Fund             GNMA Income Fund
                                                                                            ------------------ ------------------
                                                                               Sept. 30,     March 31,     Sept. 30,     March 31,
                                                                                 1996          1996          1996          1996
                                                                               --------      --------      --------      --------

From investment activities:
  Net investment income ............................................... $   7,562,095    19,452,086      38,128,225      74,636,431
  Net change in unrealized appreciation (depreciation) of investments .       732,533     2,830,174      (6,955,903)     15,697,906
  Net realized loss on investments ....................................      (105,394)     (514,222)     (3,946,624)      8,227,610
                                                                        -------------  ------------  --------------  --------------
    Change in net assets derived from investment  activities ..........     8,189,234    21,768,038      27,225,698      98,561,947
                                                                        -------------  ------------  --------------  --------------
From distributions to shareholders:
  Net investment income ...............................................    (7,537,843)  (19,432,184)    (38,085,694)    (74,692,211)
  In excess of net investment income ..................................             0             0               0         (17,047)
                                                                        -------------  ------------  --------------  --------------
    Total distributions to shareholders ...............................    (7,537,843)  (19,432,184)    (38,085,694)    (74,709,258)
                                                                        -------------  ------------  --------------  --------------
From capital share transactions (Note 3):
  Proceeds from sales of shares .......................................    45,317,920    59,010,559     150,713,435     345,352,436
  Net asset value of dividends reinvested .............................     6,161,869    16,071,334      29,179,323      57,601,256
  Cost of shares redeemed .............................................   (89,335,450) (176,270,354)   (170,781,773)   (286,456,680)
                                                                        -------------  ------------  --------------  --------------
    Change in net assets derived from capital share transactions ......   (37,855,661) (101,188,461)      9,110,985     116,497,012
                                                                        -------------  ------------  --------------  --------------
       Net decrease in net assets .....................................   (37,204,270)  (98,852,607)     (1,749,011)    140,349,701
Net assets:
  Beginning of period .................................................   298,538,075   397,390,682   1,120,019,236     979,669,535
                                                                        -------------  ------------  --------------  --------------
  End of period ....................................................... $ 261,333,805   298,538,075   1,118,270,225   1,120,019,236
                                                                        =============  ============  ==============  ==============

------------------------
See the accompanying notes to financial statements.

                                                                 24


NOTES TO FINANCIAL STATEMENTS
September 30, 1996
(Unaudited)

(1)   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Benham Government Income Trust (BGIT) is registered under the Investment Company Act of 1940 as an open-end management investment company. BGIT is composed of six funds, including the Benham Adjustable Rate Government Securities Fund (ARM) and Benham GNMA Income Fund (GNMA). The ARM Fund invests primarily in adjustable rate mortgage securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The GNMA Fund invests primarily in mortgage-backed GNMA certificates. The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industries.

Security Valuations--Securities held by the Funds are valued at current market value as provided by an independent commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Security Transactions--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Income Tax Status--It is the policy of the Funds to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

Distributions to Shareholders--Net investment income dividends are declared daily and distributed monthly. Net realized gains in excess of available capital loss carryovers will be distributed each December. As of March 31, 1996, the accumulated net realized capital loss carryover of $69,205,630 for ARM and $23,041,420 for GNMA (expiring 2000 through 2004) may be used to offset future taxable gains.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes.

                                       25

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from these estimates.

Forward Commitments--The Funds may purchase and sell some U.S. government securities on a firm commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The Funds maintain segregated accounts consisting of cash or high quality securities in an amount sufficient to meet the purchase price.

(2)   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Benham Management Corporation (BMC) is a wholly owned subsidiary of Twentieth Century Companies, Inc. (TCC). Each Fund pays BMC a monthly investment advisory fee based on its pro rata share of the dollar amount derived from applying BGIT's average daily net assets to the following annualized investment advisory fee schedule.

         .50% of the first $100 million
         .45% of the next $100 million
         .40% of the next $100 million
         .35% of the next $100 million
         .30% of the next $100 million
         .25% of the next $1 billion
         .24% of the next $1 billion
         .23% of the next $1 billion
         .22% of the next $1 billion
         .21% of the next $1 billion
         .20% of the next $1 billion
         .19% of net assets over $6.5 billion

BMC provides BGIT with all investment advice.  Twentieth Century Services,  Inc.
(TCS) pays all compensation of BGIT officers and trustees who are officers or directors of TCC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC.

BGIT has an Administrative Services and Transfer Agency Agreement with TCS, a wholly owned subsidiary of TCC. Under the agreement, TCS provides substantially all administrative and transfer agency services necessary to operate each Fund of BGIT. Fees for these

                                       26

services are based on transaction volume, number of accounts and average net assets of all funds in The Benham Group. The agreement was formerly with Benham Financial Services, Inc.

BGIT has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits each Fund's expenses (excluding expenses such as brokerage commissions, taxes, interest, custodian earnings credits, and extraordinary expenses) to .60% (.65% prior to June 1, 1996) of average daily net assets. The agreement provides that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the 11 preceding months if, and to the extent that, for any given month, the Fund's expenses were less than the expense guarantee rate in effect at that time. The expense rate is subject to renewal in June 1997.

The payables to affiliates as of September 30, 1996, based on the above agreements were as follows:

                                                 ARM Fund        GNMA Fund
                                               ------------    ------------
Investment Advisor ..........................   $  73,708        335,266
Administrative Services .....................      20,682         87,098
Transfer Agent ..............................      48,260        175,402
                                                 --------       --------
                                                 $142,650        597,766
                                                 ========       ========

BGIT has a distribution agreement with Twentieth Century Securities, Inc., which is responsible for promoting sales of and distributing the Funds' shares. Twentieth Century Securities, Inc. is wholly owned subsidiary of TCC. The agreement was formerly with Benham Distributors, Inc.

(3)   SHARE TRANSACTIONS

Share transactions for the six months ended September 30, 1996, and year ended March 31, 1996, were as follows:


                                     ARM Fund                GNMA Fund
                                  --------------           -------------
                              Sept. 30,   March 31,    Sept. 30,   March 31,
                                1996        1996         1996        1996
                               ------      -------      ------      ------
Shares sold ................. 4,787,774    6,219,269  14,611,713  32,776,505
Reinvestment of dividends ...   649,802    1,693,549   2,830,301   5,471,620
                             ----------   ----------  ----------  ----------
                              5,437,576    7,912,818  17,442,014  38,248,125
Less shares redeemed ........(9,434,835) (18,583,809)(16,555,822)(27,214,841)
                             ----------   ----------  ----------  ----------
Net increase (decrease)
  in shares .................(3,997,259) (10,670,991)    886,192  11,033,284
                             ==========   ==========  ==========  ==========

                                       27

(4)   INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term securities, for the six months ended September 30, 1996, was as follows:


                                                    ARM Fund       GNMA Fund
                                                    --------       ---------
Purchases ....................................... $161,885,623  $495,354,520
                                                   ===========   ===========

Sales Proceeds .................................. $205,092,397  $511,770,516
                                                   ===========   ===========

On September 30, 1996, the composition of unrealized appreciation (depreciation) of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                                   Federal
                           Appreciation  Depreciation     Net      Tax Cost
                           ------------  ------------ ----------  -----------
ARM Fund .................  $    667,249  $  (867,184) $ (199,935) $ 259,492,338
GNMA Fund ................    10,376,552  (17,411,088) (7,034,536) 1,131,110,373

(5)   EXPENSE OFFSET ARRANGEMENTS

Each Fund's Statement of Operations reflects custodian earnings credits. These amounts are used to offset the custody fees payable by the Funds to the custodian bank. The credits are earned when the Fund maintains a balance of uninvested cash at the custodian bank. Beginning with the year ending March 31, 1996, the ratios of expenses to average daily net assets shown in the Financial Highlights are calculated as if these credits had not been earned.

                                       28

                                                   BENHAM GOVERNMENT INCOME TRUST
                                          Benham Adjustable Rate Government Securities Fund
                                                  Schedule of Investment Securities
                                                         September 30, 1996
                                                             (Unaudited)


                                                                                                              Face
                                                                                               Coupon        Amount         Value
                                                                                              --------      --------      --------
ADJUSTABLE RATE MORTGAGE SECURITIES*
Federal National Mortgage Association (FNMA) -- 25.69%
  FNMA-ARM, due 11/01/25, Pool 325305 .........................................                 6.033% $      778,513      802,717
  FNMA-ARM, due 02/01/99, Pool 066254 .........................................                 6.059         217,138      215,646
  FNMA-ARM, due 05/01/28, Pool 062688 .........................................                 6.059       3,740,572    3,702,007
  FNMA-ARM, due 10/01/30, Pool 316518 .........................................                 6.391       4,880,032    4,883,838
  FNMA-ARM, due 08/01/21, Pool 129482 .........................................                 6.525         361,083      360,906
  FNMA-ARM, due 04/01/16, Pool 025432 .........................................                 6.625         517,964      525,330
  FNMA-ARM, due 01/01/29, Pool 070716 .........................................                 6.630         385,127      383,984
  FNMA-ARM, due 04/01/26, Pool 062836 .........................................                 6.658         148,639      145,318
  FNMA-ARM, due 01/01/27, Pool 062835 .........................................                 6.741         231,143      225,799
  FNMA-ARM, due 01/01/20, Pool 070595 .........................................                 6.980       1,923,170    1,973,653
  FNMA-ARM, due 10/01/14, Pool 009781 .........................................                 7.067          62,696       62,441
  FNMA-ARM, due 06/01/18, Pool 070186 .........................................                 7.142         457,922      472,090
  FNMA-ARM, due 01/01/18, Pool 099782 .........................................                 7.157       5,185,035    5,321,142
  FNMA-ARM, due 08/01/15, Pool 020635 .........................................                 7.180         129,581      132,133
  FNMA-ARM, due 07/01/17, Pool 066415 .........................................                 7.197       1,627,460    1,685,690
  FNMA-ARM, due 08/01/19, Pool 244477 .........................................                 7.203         687,388      700,812
  FNMA-ARM, due 05/01/22, Pool 163993 .........................................                 7.262       1,578,838    1,615,104
  FNMA-ARM, due 07/01/22, Pool 173165 .........................................                 7.276         638,376      643,757
  FNMA-ARM, due 03/01/18, Pool 086885 .........................................                 7.284       1,955,199    2,012,642
  FNMA-ARM, due 02/01/29, Pool 091689 .........................................                 7.290         298,548      301,348
  FNMA-ARM, due 05/01/22, Pool 334441 .........................................                 7.299         990,278    1,010,856
  FNMA-ARM, due 02/01/27, Pool 091688 .........................................                 7.302         183,585      185,736
  FNMA-ARM, due 06/01/22, Pool 169868 .........................................                 7.310         959,962      977,961
  FNMA-ARM, due 08/01/23, Pool 303336 .........................................                 7.366       5,423,720    5,546,621

                                                                 29

Schedule of Investment Securities---Benham Adjustable Rate Government Securities Fund (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Face
                                                                                               Coupon        Amount         Value
Federal National Mortgage Association (FNMA) -- continued                                     --------      --------      --------
  FNMA-ARM, due 07/01/15, Pool 105320 .........................................                 7.370% $    1,033,487    1,060,130
  FNMA-ARM, due 07/01/16, Pool 009883 .........................................                 7.375         103,007      104,326
  FNMA-ARM, due 01/01/22, Pool 145556 .........................................                 7.375         977,109      995,733
  FNMA-ARM, due 12/01/17, Pool 070088 .........................................                 7.383         413,964      427,352
  FNMA-ARM, due 01/01/27, Pool 070184 .........................................                 7.400         284,259      294,743
  FNMA-ARM, due 09/01/22, Pool 178295 .........................................                 7.405         684,865      695,569
  FNMA-ARM, due 12/01/20, Pool 070909 .........................................                 7.430       1,088,824    1,127,107
  FNMA-ARM, due 05/01/18, Pool 162880 .........................................                 7.436       1,986,710    2,048,795
  FNMA-ARM, due 12/01/18, Pool 099577 .........................................                 7.440       1,380,783    1,420,481
  FNMA-ARM, due 08/01/14, Pool 020155 .........................................                 7.491         387,479      386,692
  FNMA-ARM, due 09/01/03, Pool 066221 .........................................                 7.500         358,475      354,722
  FNMA-ARM, due 07/01/17, Pool 061392 .........................................                 7.506         522,458      543,440
  FNMA-ARM, due 09/01/19, Pool 142402 .........................................                 7.518       5,913,628    6,142,781
  FNMA-ARM, due 04/01/18, Pool 070224 .........................................                 7.625         527,464      548,726
  FNMA-ARM, due 08/01/23, Pool 190647 .........................................                 7.689       1,367,842    1,405,239
  FNMA-ARM, due 04/01/20, Pool 113709 .........................................                 7.707       1,543,405    1,609,972
  FNMA-ARM, due 10/01/25, Pool 318767 .........................................                 7.708       1,032,433    1,068,568
  FNMA-ARM, due 07/01/18, Pools 063658, 063623, 063167 ........................                 7.750         852,702      881,053
  FNMA-ARM, due 05/01/17, Pool 061401 .........................................                 7.822       2,625,810    2,757,521
  FNMA-ARM, due 05/01/19, Pool 075462 .........................................                 7.825         248,322      257,674
  FNMA-ARM, due 08/01/24, Pool 291248 .........................................                 7.853       3,193,801    3,307,085
  FNMA-ARM, due 08/01/16, Pool 036922 .........................................                 7.875         434,855      445,796
  FNMA-ARM, due 02/01/18, Pool 064708 .........................................                 7.875         495,404      514,987
  FNMA-ARM, due 03/01/21, Pool 336479 .........................................                 7.886         987,052    1,027,926
  FNMA-ARM, due 08/01/18, Pool 013786 .........................................                 7.896       1,115,242    1,118,242
  FNMA-ARM, due 01/01/17, Pool 105843 .........................................                 7.900         613,895      640,373
  FNMA-ARM, due 02/01/01, Pool 066376 .........................................                 8.000         230,322      228,074
  FNMA-ARM, due 06/01/23, Pool 220498 .........................................                 8.119         726,641      757,865
  FNMA-ARM, due 07/01/23, Pool 222649 .........................................                 8.125         534,849      554,820
                                                                                                          -----------  -----------
     Total FNMA (cost $67,024,039) ..................................................................      65,027,056   66,613,323
                                                                                                          -----------  -----------
                                                                 30

Schedule of Investment Securities---Benham Adjustable Rate Government Securities Fund (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Face
                                                                                               Coupon        Amount         Value
Federal Home Loan Mortgage Corporation (FHLMC) -- 24.55%                                       ------       --------      --------
  FHLMC-ARM, due 01/01/21, Pool 390263 ........................................                 6.375%$       480,510      476,618
  FHLMC-ARM, due 10/01/25, Pool 846197 ........................................                 6.458       8,346,324    8,552,395
  FHLMC-ARM, due 05/01/17, Pool 350053 ........................................                 6.875       3,893,043    3,980,013
  FHLMC-ARM, due 09/01/20, Pool 755188 ........................................                 7.151       3,323,331    3,408,508
  FHLMC-ARM, due 05/01/22, Pool 406645 ........................................                 7.185       1,126,909    1,137,930
  FHLMC-ARM, due 06/01/21, Pool 775473 ........................................                 7.359          55,074       54,722
  FHLMC-ARM, due 04/01/19, Pool 605775 ........................................                 7.497       1,722,089    1,796,363
  FHLMC-ARM, due 09/01/19, Pool 606116 ........................................                 7.518       2,078,554    2,155,211
  FHLMC-ARM, due 03/01/24, Pool 845986 ........................................                 7.554       5,560,351    5,779,318
  FHLMC-ARM, due 06/01/24, Pool 845898 ........................................                 7.555       2,963,062    3,046,413
  FHLMC-ARM, due 06/01/24, Pool 846018 ........................................                 7.596      13,451,112   14,003,818
  FHLMC-ARM, due 03/01/24, Pool 876559 ........................................                 7.600       2,517,387    2,605,496
  FHLMC-ARM, due 11/01/18, Pool 606095 ........................................                 7.629         717,867      733,459
  FHLMC-ARM, due 08/01/18, Pool 635104 ........................................                 7.656         247,708      252,779
  FHLMC-ARM, due 09/01/24, Pool 845995 ........................................                 7.679       9,151,251    9,545,944
  FHLMC-ARM, due 07/01/24, Pool 846061 ........................................                 7.688       5,862,074    6,114,906
                                                                                                          -----------  -----------
     Total FHLMC-ARM (cost $63,409,797) .............................................................      61,496,646   63,643,893
                                                                                                          -----------  -----------

Government National Mortgage Association (GNMA) -- 29.22%
  GNMA-ARM, due 11/20/25, Pool 008744 .........................................                 5.500       8,290,505    8,284,039
  GNMA-ARM, due 08/20/25, Pool 008684 .........................................                 6.000      17,204,635   17,446,533
  GNMA-ARM, due 12/20/25, Pool 008767 .........................................                 6.000       6,816,063    6,881,020
  GNMA-ARM, due 01/20/22, Pool 008902 .........................................                 6.500          13,704       13,867
  GNMA-ARM, due 02/20/21, Pool 008763 .........................................                 7.000         407,197      414,323
  GNMA-ARM, due 11/20/21, Pool 008867 .........................................                 7.000         639,336      650,326
  GNMA-ARM, due 08/20/22, Pool 008038 .........................................                 7.000       9,321,193    9,498,853
  GNMA-ARM, due 07/20/25, Pool 008663 .........................................                 7.000      12,919,408   13,175,729
  GNMA-ARM, due 05/20/17, Pool 008230 .........................................                 7.125         379,488      382,217
  GNMA-ARM, due 04/20/23, Pool 008180 .........................................                 7.125       2,006,478    2,038,140
  GNMA-ARM, due 08/20/24, Pool 008484 .........................................                 7.250      12,559,718   12,808,902
  GNMA-ARM, due 11/20/21, Pool 008872 .........................................                 7.500         480,394      492,327
  GNMA-ARM, due 09/20/25, Pool 008706 .........................................                 7.500       3,613,446    3,687,413
                                                                                                          -----------  -----------
     Total GNMA-ARM (cost $75,680,664) ..............................................................      74,651,565   75,773,689
                                                                                                          -----------  -----------
Total Adjustable Rate Mortgage Securities-- 79.46% (cost $206,114,500) ..............................     201,175,267  206,030,905
                                                                                                          -----------  -----------
                                                                 31

Schedule of Investment Securities---Benham Adjustable Rate Government Securities Fund (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Face
                                                                                               Coupon        Amount         Value
FIXED RATE MORTGAGE SECURITIES*                                                                ------       --------       -------
Federal Home Loan Mortgage Corporation (FHLMC) -- 0.00%
  FHLMC-FRM, due 09/01/13, Pool 250918 ........................................                13.250%$         4,145        4,754
                                                                                                          -----------  -----------
     Total FHLMC (cost $4,652) .....................................................................            4,145        4,754
                                                                                                          -----------  -----------

Government National Mortgage Association (GNMA) -- 2.35%
  GNMA-FRM, due 01/20/09, Pool 001565 .........................................                 5.500         244,974      226,601
  GNMA-FRM, due 09/20/23, Pool 001376 .........................................                 8.000       2,340,012    2,354,637
  GNMA-FRM, due 11/20/16, Pool 187019 .........................................                 9.000         236,782      247,141
  GNMA-FRM, due 12/20/16, Pools 179457, 199973 ................................                 9.000         441,601      460,921
  GNMA-FRM, due 08/20/17, Pool 220128 .........................................                 9.000         530,660      553,876
  GNMA-FRM, due 08/20/17, Pool 220134 .........................................                 9.500         322,164      343,608
  GNMA-FRM, due 09/20/17, Pool 220127 .........................................                 9.500          85,984       91,708
  GNMA-FRM, due 10/20/17, Pool 234860 .........................................                 9.500         418,400      446,249
  GNMA-FRM, due 11/20/19, Pool 001291 .........................................                 9.500       1,181,545    1,260,191
  GNMA-FRM, due 05/15/98, Pool 059438 .........................................                11.500          13,403       14,425
  GNMA-FRM, due 08/15/00, Pool 126325 .........................................                11.500          38,552       41,492
  GNMA-FRM, due 06/15/99, Pool 113802 .........................................                12.500          39,319       42,513
  GNMA-FRM, due 06/15/00, Pool 127619 .........................................                12.500          13,494       14,590
                                                                                                          -----------  -----------
     Total GNMA (cost $6,221,224) ...................................................................       5,906,890    6,097,952
                                                                                                          -----------  -----------
Total Fixed Rate Mortgage Securities-- 2.35% (cost $6,225,876) ......................................       5,911,035    6,102,706
                                                                                                          -----------  -----------

COLLATERALIZED MORTGAGE OBLIGATIONS*
Federal National Mortgage Association -- 1.75%
  FNMA-CMO, due 11/25/99 FNR 92-199 F .........................................                 6.031       4,503,076    4,527,073
                                                                                                          -----------  -----------
     Total FNMA (cost $4,525,592) ...................................................................       4,503,076    4,527,073
                                                                                                          -----------  -----------

Federal Home Loan Mortgage Corporation (FHLMC) -- 11.35%
  FHLMC-CMO, due 05/15/99 FHR 1234 G ..........................................                 5.800       2,511,923    2,514,031
  FHLMC-CMO, due 09/15/98 FHR 1581 F ..........................................                 6.000       7,215,907    7,244,763
  FHLMC-CMO, due 12/15/08 FHR 1640 FC .........................................                 6.000       8,000,000    8,024,472
  FHLMC-CMO, due 09/15/08 FHR 1580 FA .........................................                 6.050      10,000,000   10,046,390
  FHLMC-CMO, due 05/15/05 FHR 1110 F ..........................................                 6.300       1,600,146    1,605,633
                                                                                                          -----------  -----------
     Total FHLMC (cost $29,410,207) .................................................................      29,327,976   29,435,289
                                                                                                          -----------  -----------
                                                                 32

Schedule of Investment Securities---Benham Adjustable Rate Government Securities Fund (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Face
                                                                                               Coupon        Amount         Value
Private Label -- 0.08%                                                                         ------       --------       -------
  Dean Witter CMO Trust I Floater (1)
  Underlying Collateral FHLMC, due 04/20/18, DW I-A ...........................                 6.063%$       196,835      196,430
                                                                                                          -----------  -----------
     Total Private Label (cost $195,974) ............................................................         196,835      196,430
                                                                                                          -----------  -----------
Total Collaterlized Mortgage Obligations-- 13.18% (cost $34,131,773) ................................      34,027,887   34,158,792
                                                                                                          -----------  -----------

REPURCHASE AGREEMENTS -- 5.01%
  Daiwa Securities,  5.730%,  due in the amount of $13,002,069,  entered into on
  09/30/96, due 10/01/96;  collateral consists of U.S. Treasury bonds, 8.125% to
  8.875%, due 08/15/17
  to 05/15/21 (cost $13,000,000) ....................................................................      13,000,000   13,000,000
                                                                                                          -----------  -----------
TOTAL INVESTMENT SECURITIES-- 100.00% (cost $259,472,149**) .........................................    $254,114,189  259,292,403
                                                                                                          ===========  ===========
------------------------
* Certificates are subject to principal paydowns as a result of prepayments or refinancing of the underlying  mortgage  instruments.
As a result,  the  actual  life of a pool may be  substantially  less than the life of the  original  underlying  mortgages  and the indicated maturity.
** Cost for federal income tax purposes is presented in Note 4 to the accompanying financial statements.
(1)The coupons on these securities reset frequently  (monthly or quarterly) and are not restricted by low periodic or lifetime caps, so their price volatility is similar to Adjustable Rate Mortgage Securities.

See the accompanying notes to the financial statements.

                                                                 33

                                                   BENHAM GOVERNMENT INCOME TRUST
                                                       Benham GNMA Income Fund
                                                  Schedule of Investment Securities
                                                         September 30, 1996
                                                             (Unaudited)

                                                                                                Face
                                                                                  Coupon       Amount         Value       Percent
                                                                                 --------     --------      --------     --------
Government National Mortgage Association Certificates*
GNMA due 07/20/16 .............................................................    6.000%$       25,343         22,904      0.00%
GNMA due 09/20/08 to 05/15/26 .................................................    6.500     78,451,955     73,413,603      6.53
GNMA due 09/15/08 to 06/15/26 .................................................    7.000    153,893,816    148,356,096     13.20
GNMA due 09/15/22 to 12/20/25 .................................................    7.250     16,430,774     15,872,248      1.41
GNMA due 01/15/06 to 03/15/26 .................................................    7.500    177,332,571    175,450,216     15.61
GNMA due 06/15/16 to 02/15/18 .................................................    7.650      9,772,884      9,724,068      0.87
GNMA due 09/20/17 to 01/20/26 .................................................    7.750     23,438,199     23,197,223      2.06
GNMA due 04/15/20 to 01/15/21 .................................................    7.770      7,197,146      7,204,653      0.64
GNMA due 11/20/20 to 10/20/22 .................................................    7.850      4,830,306      4,828,340      0.43
GNMA due 09/20/22 .............................................................    7.890      2,450,928      2,451,217      0.22
GNMA due 06/15/19 .............................................................    7.980      4,547,222      4,594,335      0.41
GNMA due 06/15/06 to 06/15/34 .................................................    8.000    123,431,814    124,637,265     11.09
GNMA due 11/15/19 to 02/15/21 .................................................    8.150      3,971,725      4,038,748      0.36
GNMA due 02/15/06 to 10/20/25 .................................................    8.250     44,662,826     45,147,162      4.02
GNMA due 01/15/19 to 12/15/20 .................................................    8.350     10,566,856     10,824,423      0.96
GNMA due 12/15/04 to 05/15/31 .................................................    8.500    123,902,617    127,220,614     11.32
GNMA due 01/15/32 .............................................................    8.625      1,817,243      1,844,502      0.16
GNMA due 02/15/16 to 04/15/25 .................................................    8.750     22,633,384     23,334,929      2.08
GNMA due 11/15/04 to 07/20/26 .................................................    9.000    115,359,833    120,848,415     10.75
GNMA due 04/15/16 to 03/20/25 .................................................    9.250     24,860,271     26,149,415      2.33
GNMA due 06/15/09 to 07/20/25 .................................................    9.500     36,261,538     38,690,622      3.43
GNMA due 06/15/05 to 11/20/21 .................................................    9.750      9,570,073     10,213,550      0.91
GNMA due 11/15/09 to 02/20/22 .................................................   10.000      6,380,185      6,937,641      0.62
GNMA due 05/15/12 to 02/15/21 .................................................   10.250      5,665,056      6,100,748      0.53
GNMA due 11/15/97 to 03/15/21 .................................................   10.500      1,414,629      1,561,276      0.14
GNMA due 12/15/09 to 08/15/19 .................................................   10.750        787,484        873,199      0.08
GNMA due 12/15/09 to 08/15/20 .................................................   11.000      3,799,306      4,238,630      0.38

                                                                 34

Schedule of Investment Securities--Benham GNMA Income Fund (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Face
                                                                                  Coupon       Amount         Value       Percent
                                                                                 --------     --------      --------     --------

Government National Mortgage Association Certificates*--continued
GNMA due 10/20/15 to 02/20/16 .................................................   11.250%$       42,095         46,712      0.00%
GNMA due 01/15/98 to 02/20/20 .................................................   11.500      1,046,821      1,179,324      0.10
GNMA due 02/15/99 .............................................................   11.750         53,638         57,259      0.01
GNMA due 06/15/00 to 01/20/15 .................................................   12.000      1,019,225      1,155,330      0.10
GNMA due 08/15/13 to 07/15/15 .................................................   12.250        562,100        637,687      0.06
GNMA due 10/15/99 to 10/15/15 .................................................   12.500      1,188,368      1,374,629      0.12
GNMA due 11/15/13 to 06/15/15 .................................................   12.750         90,349        103,647      0.01
GNMA due 11/15/10 to 08/15/15 .................................................   13.000      2,017,919      2,359,031      0.21
GNMA due 01/20/15 .............................................................   13.250         65,098         74,558      0.01
GNMA due 05/15/10 to 12/15/14 .................................................   13.500        810,864        946,502      0.08
GNMA due 08/15/14 to 10/15/14 .................................................   13.750         53,720         62,130      0.01
GNMA due 06/15/11 to 11/15/14 .................................................   14.000         81,890         96,503      0.01
GNMA due 09/15/12 to 10/15/14 .................................................   14.500        403,967        476,681      0.04
GNMA due 06/15/11 to 10/15/12 .................................................   15.000        908,136      1,072,831      0.10
GNMA due 10/15/11 to 04/15/12 .................................................   16.000        242,626        287,284      0.03
                                                                                          -------------   ------------    ------
  Total (cost $1,033,244,261) ..........................................................  1,022,042,800  1,027,706,150     91.43
                                                                                          -------------   ------------    ------

U.S. TREASURY SECURITIES
U.S. Treasury note due 08/15/99 ...............................................    6.000     10,000,000      9,931,250      0.88
U.S. Treasury bond due 07/15/06 ...............................................    7.000     45,500,000     46,438,437      4.13
                                                                                          -------------   ------------    ------
  Total (cost $56,187,202) .............................................................     55,500,000     56,369,687      5.01
                                                                                          -------------   ------------    ------

REPURCHASE AGREEMENT
Daiwa  Securities,  5.730 due in the  amount  of  $40,006,367,  entered  into on
9/30/96,  due 10/01/96;  collateral  consists of U.S. Treasury bonds,  8.125% to
8.875%, due 8/15/17 to 5/15/21
  Total (cost $40,000,000) .............................................................     40,000,000     40,000,000      3.56
                                                                                          -------------   ------------    ------
TOTAL INVESTMENT SECURITIES (cost $1,129,431,463**) .................................... $1,117,542,800  1,124,075,837    100.00%
                                                                                          =============   ============    ======
------------------------
* Government National Mortgage Association  certificates are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the actual life of pool may be substantially less than the life of the original underlying mortgages and the indicated maturity.
** Cost for federal income tax purposes is presented in Note 4 to the accompanying financial statements.

See the accompanying notes to the financial statements.

                                       35


                      [This page intentionally left blank]


                                       36


TRUSTEES

James M. Benham
Albert A. Eisenstat
Ronald J. Gilson
Myron S. Scholes
Kenneth E. Scott
Ezra Solomon
Isaac Stein
James E. Stowers, III
Jeanne D. Wohlers

OFFICERS

James M. Benham
Chairman of the Board

Maryanne Roepke
Treasurer and Chief Financial Officer

Douglas A. Paul
Vice President, Secretary
and General Counsel

Ann N. McCoid
Controller


TWENTIETH CENTURY MUTUAL FUNDS
and THE BENHAM GROUP

------------------------------

P.O. Box 419200 * Kansas City, Missouri 64141-6200

Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Internet: http://www.twentieth-century.com

For more information on risks, management fees and expenses, call 1-800-345-2021 for a free prospectus. Read the prospectus carefully before investing or sending money.

(C) 1996 Twentieth Century Services, Inc.
Twentieth Century Securities, Inc.    BN-BKT-6134 11/96


                                  [back cover]